UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 17, 2004

Date of Report (Date of earliest event reported)

Commission File Number: 000-27743

PAC-WEST TELECOMM, INC.

(Exact name of registrant as specified in its charter)

California	68-0383568
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

1776 W. March Lane, Suite 250	95207
Stockton, California	(Zip Code)
(Address of principal executive offices)

(209) 926-3300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS.
Item 1.01 Entry into a Material Definitive Agreement.
SIGNATURES

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS.

Item 1.01 Entry into a Material Definitive Agreement.

     On December 17, 2004, Pac-West Telecomm, Inc. (“Pac-West”) entered into certain transaction documents that, subject to certain conditions, are designed to collectively give effect to a proposed sale by Pac-West of certain assets primarily related to its small- and medium-sized enterprise business (the “SME Business”) and the assumption by U.S. TelePacific Corp. (“TelePacific”) of certain specified liabilities related to the SME Business (the “Sale Transaction”), and the provision by Pac-West of certain transition services to TelePacific designed to facilitate an orderly migration of SME Business customers from Pac-West’s network facilities to TelePacific’s network facilities. In addition, on December 17, 2004, in a related transaction, Pac-West entered into a payoff letter designed to provide for the prepayment by Pac-West of that certain Senior Secured Promissory Note (the “Senior Note”) due December 19, 2006 in the original principal amount of $40,000,000 given by Pac-West to Deutsche Bank AG — London (“Deutsche Bank”), and the termination of the Warrant to acquire up to 26,666,667 shares of Pac-West’s common stock issued to Deutsche Bank (the “Warrant”) and Guaranty and Security Agreement related to the Senior Note (“Guaranty and Security Agreement”), in each case, related to the Senior Note (the “Prepayment”).

     The following is a description of the (1) Asset Purchase Agreement, dated December 17, 2004, between Pac-West and TelePacific (the “Purchase Agreement”), (2) the Transition Services Agreement, dated December 17, 2004, between Pac-West and TelePacific (the “Transition Services Agreement”) and (3) the Payoff Letter Agreement, dated December 17, 2004, between Pac-West and Deutsche Bank, which collectively give effect to the transactions described above. The descriptions below do not purport to be a complete statement of the parties’ rights and obligations under the Purchase Agreement, the Transition Services Agreement, the Payoff Letter and the transactions contemplated therein. These descriptions are qualified in their entirety by reference to the Purchase Agreement, Transition Services Agreement and Payoff Letter, respectively, a copy of each of which is expected to be filed as an exhibit to Pac-West’s Annual Report on Form 10-K for the year ended December 31, 2004.

Asset Purchase Agreement

     Pursuant to the terms and conditions of the Purchase Agreement, Pac-West has agreed to sell to TelePacific certain assets primarily related to the SME Business and TelePacific has agreed to assume certain liabilities related to the acquired assets in exchange for cash consideration of $27,000,000 (the “Purchase Price”), subject to a purchase price adjustment mechanism described below, plus the aggregate amount of accounts receivable primarily related to the SME Business collected by TelePacific within one hundred eighty (180) days following the closing of the Sale Transaction. TelePacific has agreed to assume certain liabilities associated with the assets acquired and Pac-West will retain the liabilities not otherwise specifically assumed by TelePacific. Under the terms of the Purchase Agreement, the Purchase Price is subject to adjustment downward only based upon the amount by which actual average monthly billed revenue for the SME Business for the two calendar months preceding the closing of the Sale Transaction is less than $2,700,000. This adjustment mechanism will result in a decline of $1,000,000 in Purchase Price for each $100,000 in actual monthly billed revenue achieved less than $2,700,000, subject to a floor on the Purchase Price of $24,000,000 for a closing on or prior to February 28, 2005, $23,000,000 for a closing on or after March 1, 2005 and before April 1, 2005, $22,000,000 for a closing on or after April 1, 2005 and before May 1, 2005 and $21,000,000 for a closing on or after May 1, 2005.

     Under the terms of the Purchase Agreement, upon execution of this agreement, TelePacific will simultaneously deposit $2,500,000 to be held as an earnest money deposit by Pac-West,

and, to the extent TelePacific has not waived a condition to closing that the consent of one of its principal lenders be obtained, TelePacific will deposit with Pac-West an additional $1,000,000 as earnest money prior to the close of business on December 22, 2004. Furthermore, TelePacific has the right to deposit an additional $2,500,000 as earnest money in the event TelePacific does not waive such closing condition prior to January 6, 2005. If TelePacific does not waive such closing condition or deposit an additional $2,500,000 as earnest money prior to January 6, 2005, Pac-West will be entitled to terminate the Purchase Agreement and retain the earnest money. With the deposit of the additional $2,500,000, Pac-West will be unable to terminate the Purchase Agreement in the event TelePacific does not waive such closing condition until January 28, 2005, at which time Pac-West will have the right to terminate the Purchase Agreement and retain the earnest money. If, prior to termination of the Purchase Agreement, TelePacific notifies Pac-West in writing that it has waived such closing condition, Pac-West will be required to promptly refund the entire earnest money deposit to TelePacific. Upon closing of the Sale Transaction, Pac-West will also be required to credit any part of the earnest money then still held by Pac-West towards the Purchase Price.

     The Purchase Agreement provides for customary representations and warranties by Pac-West and TelePacific. Other than certain limited representations related to the title of assets, which survive indefinitely, and representations related to tax matters, which survive for sixty (60) days longer than any applicable statute of limitations, the representations and warranties survive until the first anniversary of closing of the Sale Transaction.

     The Purchase Agreement provides for certain covenants on the part of Pac-West, including a covenant to operate its business in the ordinary course prior to closing of the Sale Transaction. In addition, Pac-West will be subject to an exclusivity provision, which will place certain limitations on its ability to solicit and enter into transactions involving a sale of its non-SME Business assets or a controlling stock sale, and an absolute prohibition on soliciting and entering into transactions involving a sale of its SME Business assets, in each case, between signing and closing of the Sale Transaction.

     Under the terms of the Purchase Agreement, Pac-West will be subject to a non-competition and non-solicitation covenant, which will terminate three years after closing. The non-competition covenant will prohibit Pac-West from engaging in any competing business, which is generally defined as the business of selling on a retail basis directly to small and medium-sized enterprise customers telecommunications services of the type and nature sold on a retail basis directly to small and medium-sized enterprise customers of the SME Business as of the closing of the Sale Transaction, in California and Nevada. Notwithstanding the foregoing, the non-competition covenant provides that Pac-West will not be prohibited from selling or providing any services to other direct providers of telecommunications and telecommunications-related services, including CLECs, VARs or resellers, IXCs, ISPs, ESPs, ASPs and paging companies. In addition, Pac-West will generally not be prohibited from providing such services to itself and its affiliates, directors, officers and employees. TelePacific will be subject to a non-solicitation covenant, which will also terminate three years after closing.

     The obligations of TelePacific to close the Sale Transaction will be subject to certain conditions, including the following: (i) Pac-West’s representations and warranties are true and correct in all material respects and Pac-West is in compliance in all material respects with all covenants and agreements; (ii) the nonoccurrence of any events which could have a material adverse effect; (iii) receipt of any required third-party consents, including required regulatory approvals and landlord consent to the sublease of certain space in Pac-West’s March Lane premises; and (iv) no court or other governmental or administrative action having been commenced to prevent or otherwise enjoin the execution, delivery or performance of the Purchase Agreement.

     Pac-West’s obligations to close the Sale Transactions are subject to certain conditions, including the following: (i) TelePacific’s representations and warranties are true and correct in all material respects and TelePacific’s compliance in all material respects with all covenants and agreements; (ii) receipt of any required third-party consents, including required regulatory approvals and landlord consent to the sublease of certain space in Pac-West’s March Lane premises; and (iii) no court or other governmental or administrative action having been commenced to prevent or otherwise enjoin the execution, delivery or performance of the Purchase Agreement.

     The Purchase Agreement provides that Pac-West will generally indemnify TelePacific, its affiliates, officers, directors and employees from liability or loss arising out of or resulting from the following: (i) breach of any representation or warranty, agreement or covenant in connection with the Asset Purchase Agreement, the Transition Services Agreement or any operative document; (ii) any excluded liability; (iii) any claims by parties other than any TelePacific or its Indemnified Persons to the extent caused by acts or omissions of Pac-West; (iv) any claims arising out of any decree, judgment or order adjudicating Pac-West as bankrupt or otherwise insolvent; (v) any claims arising out of the institution by Pac-West of proceedings to be adjudicated a voluntary bankruptcy or similar restructuring or reorganization; and (vi) any of Pac-West’s taxes. Notwithstanding the foregoing, Pac-West will generally not be liable for any loss unless the aggregate amount of losses exceeds $250,000, and then only to the extent of the losses in excess of $250,000 up to a maximum liability, in most cases of $5,000,000. TelePacific has agreed to indemnify Pac-West on a similar basis.

     Either Pac-West or TelePacific may terminate the Purchase Agreement at any time prior to the closing of the Sale Transaction if: (i) by mutual consent; (ii) an event occurs that results in a material adverse effect; (iii) any representations and warranties or covenants are not true and correct in all material respects and the breaching party fails to cure such defect within the defined cure period; (iv) if the closing does not occur by June 30, 2005; or (vi) a government authority takes an action to prohibit the sale transactions, which action is final and nonappealable.

Transition Services Agreement

     The Transition Services Agreement provides that Pac-West will provide to TelePacific certain pre-closing, support, and consulting services to ensure the continued operation of the SME Business and assist in the efficient and timely transition of Pac-West’s SME Business customers from Pac-West’s network facilities to TelePacific’s network facilities. Under the terms of the Transition Services Agreement, the transition services will be provided for an initial term of one year from the closing of the Sale Transaction, unless sooner terminated. The term can be extended for additional increments of three months each, but may not exceed eighteen (18) months.

     The transition services that will be provided pursuant to the Transition Services Agreement are generally categorized as the following: network management services, customer support services, information technology and billing services, network related services, real estate services, migration services, pre-closing services and certain agreed upon additional services.

     As a general matter, under the terms of the Transition Services Agreement, transition services will be provided to TelePacific at cost. TelePacific will be provided a credit of $2,000,000 for network related services to be provided under the Transition Services Agreement. TelePacific’s obligation to pay Pac-West for certain network related services will be subject to a cap of $10,500,000. In addition, network management services, customer support services, information technology and billing services and network related services will be subject to a pricing floor, which will require TelePacific to pay Pac-West a minimum amount each month for such services. Certain services will be subject to a service level agreement, which, to the extent Pac-West fails to perform at the established performance level, would result in a reduction in the amount to be received in connection with providing such services.

     The Transition Services Agreement provides a limitation on liability to Pac-West as well as other customary protections. As a general matter, Pac-West may not assign its obligations under the Transition Services Agreement without the consent of TelePacific (which may not be unreasonably withheld). However, TelePacific may generally refuse to consent to the assignment of Pac-West’s obligations under the Transition Services Agreement to the extent such assignment is to a direct competitor of TelePacific and such assignment occurs within five months of the closing of the Sale Transaction.

Payoff Letter

     The Payoff Letter provides that, in exchange for payment to Deutsche Bank of $40,750,000, the Senior Note will be prepaid in full (including all outstanding principal and accrued and unpaid interest) and the Warrant and Guaranty and Security Agreement will be terminated in connection therewith.

     Pac-West’s obligation to prepay the Senior Note is expressly conditioned on the closing of the Sale Transaction. Any obligations pursuant to the Payoff Letter will be terminated if the Purchase Agreement is terminated, provided Pac-West complies with specified notification provisions. In the event the Sale Transaction is not closed on or prior to April 15, 2005, Deutsche Bank has the right to terminate this Payoff Letter; provided, however, if failure of the Sale Transaction to close is the result of the parties’ failure to obtain the necessary regulatory and governmental approvals, the Payoff Letter’s termination date is extended to the earlier of (i) June 30, 2005 and (ii) the date that is five business days following receipt of all governmental approvals. As part of the Prepayment, Deutsche Bank will release its lien on the assets to be acquired by TelePacific as well as authorize Pac-West to file any necessary financing statements or any Uniform Commercial Code termination statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PAC-WEST TELECOMM, INC.
(Registrant)

Dated: December 23, 2004

By:	/s/ Peggy Mc Gaw
Peggy Mc Gaw
Vice President Finance